                                                                   EXHIBIT 10(b)


                                 NOVACARE, INC.
                             1016 WEST NINTH AVENUE
                            KING OF PRUSSIA, PA 19406

                                 March 31, 1999


PNC Bank, National Association,
  as Agent
One PNC Plaza
Fifth Avenue and Wood Street
Pittsburgh, PA  15265
Attn:  Frank Taucher, Senior Vice President

      RE: Nineteenth Amendment to Credit Agreement (the "Nineteenth Amendment")

Dear Frank:

      We refer to that certain Credit Agreement, dated as of May 27, 1994, as amended (the "Credit Agreement"), by and among NovaCare, Inc. ("NovaCare") and certain of its Subsidiaries, the Banks party thereto and PNC Bank, National Association, as agent for the Banks ("Agent"). Defined terms used herein, not otherwise defined herein, shall have the meanings given to them under the Credit Agreement as amended hereby.

      The parties hereto in consideration of their mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, covenant and agree as follows:



                                    AGREEMENT

      1.    Temporary Waiver of Certain Provisions of Credit Agreement.

            The Agent on behalf of the Banks hereby waives for the period commencing on April 1, 1999 and ending at 11:59 P.M. on April 19, 1999 (the "Waiver Period") the following provisions :

                  (a) compliance with subsection (l) [Minimum Net Worth],
            subsection (n) [Funded Debt to Cash Flow From Operations] and subsection (o) [Minimum Fixed Charge Coverage Ratio] of Section 8.02 [Negative Covenants] of the Credit Agreement;

                  (b) the making by the Loan Parties of the representation and warranty contained in the second sentence of subsection (i)(B) [Financial Projections] of Section 6.01 [Representations and Warranties] of the Credit Agreement;

                  (c) the making by the Loan Parties of the representation and warranty contained in the last sentence ["Since June 30, 1997 no Material Adverse

            Change has occurred"] of subsection (i)(C) [Accuracy of Financial Statements] of Section 6.01 [Representations and Warranties] of the Credit Agreement; and

                  (d) the Loan Parties non-compliance with the provisions of the
            Credit Agreement set forth in the foregoing subsections (a) through and including (c) of this Section 1 constituting a Potential Default during the Waiver Period.

      2.    Amendments to Credit Agreement.

      (a) Section 1.01 [Certain Definitions] of the Credit Agreement is hereby amended by the deletion of the definition of the term "Permitted Investment in Excluded Entities" and the addition of the following new definitions:

            "Collateral shall mean the Pledged Collateral and the Other Collateral."

            "Other Collateral shall mean the property of the Loan Parties in which security interests are to be granted under the Security Agreement and the Patent, Trademark and Copyright Security Agreement."

            "Patent, Trademark and Copyright Security Agreement shall mean the Patent, Trademark and Copyright Security Agreement in substantially the form attached hereto as Exhibit 1.01(P)(8) executed by the Loan Parties."

            "Security Agreement" shall mean the Security Agreement in substantially the form attached hereto as Exhibit 1.01(P)(9) executed by the Loan Parties."

      (b) Section 1.01 [Certain Definitions] of the Credit Agreement is hereby amended by restating in its entirety the definition of the terms "Loan Documents" and "Loan Document" and "Pledge Agreements" and "Pledge Agreement" to read as follows:

            "Loan Documents shall mean this Agreement, the Notes, the Guaranty Agreements, the Pledge Agreements, the Agent's Fee Letter, the Subordination Agreement (Intercompany), the Borrower Agency Agreement, the Patent, Trademark and Copyright Security Agreement, the Security Agreement and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith, and Loan Document shall mean any of the Loan Documents."

            "Pledge Agreements shall mean the Pledge Agreement in substantially the form attached hereto as Exhibit 1.01(P)(4) executed and delivered by NovaCare and each other Borrower which owns stock in any other Loan Party,
      Exhibit 1.01(P)(5) executed and delivered by each Guarantor which owns stock in any other Loan Party, Exhibit 1.01(P)(6) executed and delivered by each Borrower or Guarantor which owns any partnership interests in any other Loan Party, the Pledge Agreement (Stock of NCES) in substantially the form attached hereto as Exhibit 1.01(P)(7) executed and delivered by NC Resources, Inc., a Delaware corporation, and any other form of agreement, in form and substance acceptable to the Agent, pledging any interests in a Loan Party (including,


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
      without limitation, ownership interests in any Loan Party which is a limited liability company) or the equity interests in an Excluded Entity owned by any Loan Party executed and delivered by the holders of such interests, in each instance to the Agent for the benefit of the Banks, and Pledge Agreement shall mean separately any Pledge Agreement."

      (c) Clause (xi) and subclause (2) of clause (xi) of the definition of the term Permitted Liens in Section 1.01 [Certain Definitions] of the Credit Agreement is hereby amended by substituting for the term "Pledged Collateral" the word "Collateral" in each place in such clause (xi) and subclause (2) where the term "Pledged Collateral" appears.

      (d) The first sentence of Section 2.03 [Commitment Fees; Closing Fees] of the Credit Agreement is amended and restated in its entirety to read as follows:

            "The Borrowers, jointly and severally, agree to pay to the Agent for the account of each Bank, as consideration for such Bank's Revolving Credit Commitment hereunder, a commitment fee (the "Commitment Fee") equal to

                  (x) during the period commencing on April 1, 1999 and ending at 11:59 P.M. on April 19, 1999, a rate per annum (computed on the basis of a year of 365 days or 366 days, as the case may be, and actual days elapsed) equal to 0.500% of the average daily difference between the unborrowed amount of such Bank's Revolving Credit Commitment as the same may be constituted from time to time and such Bank's Ratable Share of Letters of Credit Outstanding, and

                  (y) during all times other than the period set forth in the preceding clause (x), the per annum rate (computed on the basis of a year of 365 days or 366 days, as the case may be, and actual days elapsed) set forth below as the "Applicable Commitment Fee", on the average daily difference between the unborrowed amount of such Bank's Revolving Credit Commitment as the same may be constituted from time to time and such Bank's Ratable Share of Letters of Credit Outstanding."

      (e) Clause (i) [Revolving Credit Base Rate Option] of subsection (a) [Revolving Credit Interest Rate Options] of section 4.01 [Interest Rate Options] is amended and restated in its entirety to read as follows:

            "(i) Revolving Credit Base Rate Option. A fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to

                  (x) during the period commencing on April 1, 1999 and ending at 11:59 P.M. on April 19, 1999, the Base Rate plus 1.50%, and

                  (y) during all times other than the period set forth in the preceding clause (x), the Base Rate."

      (f) The first sentence of clause (ii) [Revolving Credit Euro-Rate Option] of subsection (a) [Revolving Credit Interest Rate Options] of section 4.01 [Interest Rate Options] is amended and restated in its entirety to read as follows:

            "A rate per annum (computed on the basis of a year of 360 days and actual days elapsed), equal to the Euro-Rate plus

                  (x) during the period commencing on April 1, 1999 and ending at 11:59 P.M. on April 19, 1999, 3.00%, and

                  (y) during all times other than the period set forth in the preceding clause (x), the applicable percentage (the "Applicable Percentage Over Euro-Rate") set forth below based upon the ratio of
            (a) Consolidated Funded Debt to (b) Consolidated Cash Flow from Operations."

      (g) The introductory language of Section 4.02 [Interest Periods] which precedes clause (a) thereof of the Credit Agreement is amended and restated in its entirety to read as follows:

            "At any time when NovaCare, as agent for the Borrowers, shall select, convert to or renew a Revolving Credit Euro-Rate Option, NovaCare shall notify the Agent thereof at least three (3) Business Days prior to the effective date of such Revolving Credit Euro-Rate Option by delivering a Revolving Credit Loan Request. The interest period during which such Interest Rate Option shall apply shall be for a period of one month ("Euro-Rate Interest Period"), provided, that:"

      (h) Section 4.03 [Interest After Default] of the Credit Agreement is amended and restated in its entirety to read as follows:

            "4.03 Interest After Default To the extent permitted by Law, upon the occurrence and during the continuation of an Event of Default, any principal, interest, fee or other amount payable hereunder shall bear interest for each day thereafter until paid in full (before and after judgment) at a rate per annum which shall be equal to three hundred fifty
      (350) basis points (3.50% per annum) above the Base Rate. Each Borrower acknowledges that such increased interest rate reflects, among other things, the fact that such Revolving Credit Loans or other amounts have become a substantially greater risk given their default status and that the Banks are entitled to additional compensation for such risk."

      (i) Subsection (o) [Security Interests] of section 6.01 [Representations and Warranties] of the Credit Agreement is amended and restated in its entirety to read as follows:

            "(o) Security Interests. The Liens and security interests granted to the Agent for the benefit of the Banks pursuant to the Patent, Trademark and Copyright Security Agreement, the Pledge Agreements and the Security Agreement in the Collateral constitute and will continue to constitute Prior Security Interests [other than the security interest in the stock of NovaCare Employee Services, Inc. ("NCES") which is subject to the prior security interest granted to PNC Bank, National Association to secure loans and other obligations under a Credit Agreement dated as of November 17, 1997 among


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
      NCES, the guarantors parties thereto and the banks parties thereto] under the Uniform Commercial Code as in effect in each applicable jurisdiction (the "Uniform Commercial Code") or other applicable Law entitled to all the rights, benefits and priorities provided by the Uniform Commercial Code or such Law. Upon the filing of financing statements relating to said security interests in each office and in each jurisdiction where required in order to perfect the security interests described above, taking possession of any stock certificates, certificates of Beneficial Interests or certificates of Members Interests evidencing the Pledged Collateral which consists of stock, certificated Beneficial Interests or certificated Member Interests, as the case may be, and recordation of the Patent, Trademark and Copyright Security Agreement in the United States Patent and Trademark Office and United States Copyright Office, as applicable, all such action as is necessary or advisable to establish such rights of the Agent will have been taken, and there will be upon execution and delivery of the Patent, Trademark and Copyright Security Agreement, the Pledge Agreement and the Security Agreement, such filings and such taking of possession, no necessity for any further action in order to preserve, protect and continue such rights, except the filing of continuation statements with respect to such financing statements within six months prior to each five-year anniversary of the filing of such financing statements. All filing fees and other expenses in connection with each such action have been or will be paid by the Borrower."

      (j) The introductory language of clause (ii) of subsection (d) [Liquidations, Mergers, Consolidations, Acquisitions] of section 8.02 [Negative Covenants] which precedes subclause (A) thereof of the Credit Agreement is amended and restated in its entirety to read as follows:

            "(ii) any Loan Party may acquire prior to (but not on or after) April 1, 1999, whether by purchase or by merger, (A) all of the ownership interests of another Person or (B) substantially all of the assets of another Person or of a business or division of another Person (each a "Permitted Acquisition"), provided that each of the following requirements is met:"

      (k) Clause (v) of subsection (i) [Loans and Investments] of section 8.02 [Negative Covenants of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

            "(v) Restricted Investments existing as of March 25, 1999 in the Excluded Entities listed on Schedule 8.02(i)(v) in amounts not to exceed the per entity amount as of March 25, 1999 which is specified on such Schedule for such entity; provided, however, that on and after the Spin-Off Consummation, no Restricted Investments shall be made by NovaCare or any Subsidiary of NovaCare in NovaCare Employee Services, Inc."

      (l) Subsection (j) [Dividends and Related Distributions] of section 8.02 [Negative Covenants] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

            "(j) Dividends and Related Distributions. The Loan Parties shall not make or pay, or agree to become or remain liable to make or pay, any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of its shares of capital stock or on account of the purchase, redemption, retirement or acquisition of its shares of capital stock (or warrants, options or rights therefor), except dividends payable by any Subsidiary of NovaCare to NovaCare or to any other Loan Party."

      (m) Subsection (i) of section 11.18 [Joinder of Loan Parties] is hereby and amended and restated in its entirety to read as follows:

            "(i) All Subsidiaries (other than those which are Excluded Qualifying Subsidiaries) of NovaCare acquired or created on or after the Closing Date shall join this Agreement as a Guarantor or a Borrower (a "Joining Subsidiary") on the date of their acquisition or creation by completing all of the following by such date: (1) executing and delivering to the Agent (A) in the case of a Joining Subsidiary which becomes a Borrower, a Revolving Credit Note in the form of Exhibit 1.01(R) payable to each Bank, (B) a joinder to this Agreement in form satisfactory to the Agent, (C) a Guaranty Agreement in the form of Exhibit 1.01(G)(1), in the case of a Joining Subsidiary which becomes a Borrower and Exhibit 1.01(G)(2), in the case of a Joining Subsidiary which becomes a Guarantor, and (D) a Patent, Trademark and Copyright Security Agreement in the form of Exhibit 1.01(P)(8) and a Security Agreement in the Form of Exhibit 1.01(P)(9) and, if it owns stock or other ownership interests in any Subsidiary, a Pledge Agreement in the form of Exhibit 1.01(P)(4), 1.01(P)(5), 1.01(P)(6) or 1.01(P)(7) or other appropriate form acceptable to the Agent if such Subsidiary is not a partnership or corporation, as applicable, and delivering, as applicable, the original certificates evidencing such stock or other ownership interest if it is certificated with appropriate stock powers or other assignments signed in blank and UCC-1 financing statements necessary to perfect the security interests of the Agent for the benefit of the Banks therein; (2) delivering to the Agent an opinion of counsel reasonably satisfactory to the Agent regarding such Joining Subsidiary and such joinder; and (3) delivering to the Agent certified copies of its organizational documents and other documents as requested by the Agent. The Loan Party which owns the stock or other ownership interest of the Joining Subsidiary shall execute and deliver to the Agent for the benefit of the Banks a Pledge Agreement in the form of
      Exhibit 1.01(P)(4), 1.01(P)(5), 1.01(P)(6) or 1.01(P)(7) or other appropriate form acceptable to the Agent if such Subsidiary is not a partnership or corporation, as applicable, and the original certificates evidencing such stock or other ownership interest if it is certificated with appropriate stock powers or other assignments signed in blank and UCC-1 financing statements necessary to perfect the security interests of the Agent for the benefit of the Banks therein. Notwithstanding the provisions of this Section 11.18(i) to the contrary, for periods after the Spin-Off Consummation, NovaCare Employee Services, Inc. shall not be required to join this Agreement as a Guarantor or Borrower."

      3.    Other Matters.

      (a) The Loan Parties have previously delivered to the Agent for the benefit of the Banks the Pledge Agreement (Stock of NCES), the Patent, Trademark and Copyright Security Agreement, the Security Agreement and financing statements duly executed by the Loan Parties.

      (b) During the Waiver Period, the Borrowers shall not request Revolving Credit Loans or Letters which would result in the Revolving Facility Usage exceeding $355,000,000 and the Banks shall not be obligated to fund any Revolving Credit Loans or to issue and Letter of Credit which would result in the Revolving Facility Usage exceeding $355,000,000.

      (c) Each Loan Party acknowledges that it has no claim, counterclaim, setoff, action or cause of action of any kind or nature whatsoever against all or any of the Agent, the Banks or any of the Agent's or the Bank's directors, officers, employees, agents, attorneys, legal representatives, successors and assigns (the Agent, the Banks and their directors, officers, employees, agents, attorneys, legal representatives, successors and assigns are collectively referred to as the "Lender Group"), that directly or indirectly arise out of or are based upon or in any manner connected with any "Prior Event" (as defined below), and each Loan Party hereby releases the Lender Group from any liability whatsoever should any nonetheless exist with respect to such claims. As used herein the term "Prior Event" means any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun prior to the execution of this Nineteenth Amendment and occurred, existed, was taken, permitted or begun in accordance with, pursuant to or by virtue of any terms of this Nineteenth Amendment or any Loan Document or oral or written agreement relating to any of the foregoing.

      (d) Schedule 8.02(i)(v) [Permitted Investments in Excluded Entities] is hereby added to the Credit Agreement. Exhibit 2.05 [Revolving Credit Loan Requests] is amended and restated in its entirety to read as attached hereto. The following new Exhibits are hereby added to the Credit Agreement in the form of such Exhibit attached hereto:

          Exhibit 1.01(P)(7)         Pledge Agreement (Stock of NCES)

          Exhibit 1.01(P)(8)         Patent, Trademark and Copyright
                                     Security Agreement

          Exhibit 1.01(P)(9)         Security Agreement

      4.    Closing Fees and Post-Closing Matters.

            The Borrowers jointly and severally agree to reimburse the Agent on demand for all costs, expenses and disbursements relating to this Nineteenth Amendment which are payable by the Borrower as provided in Section 10.05 of the Credit Agreement. In addition, the Borrowers shall pay to the Agent for the benefit of the applicable Banks the fees identified in Exhibit I hereto as the "Amendment Fee". The Borrowers shall promptly deliver such certificates, resolutions and opinions in form and substance satisfactory to the Agent as the Agent shall have reasonably requested from time to time.

      5.    Conditions of Effectiveness.

            The effectiveness of this Nineteenth Amendment is expressly conditioned upon the occurrence and completion of all of the following: (i) receipt by the Agent on behalf of the

Banks of the nonrefundable fees equal to the aggregate of the amounts set forth on Exhibit I hereto; (ii) receipt by PNC Capital Markets, Inc. of the nonrefundable fee due pursuant to that certain fee letter dated as of this date
(iii) payment by the Borrower of all costs, expenses and disbursements submitted on or before the date hereof to the Borrower pursuant to section 4 hereof, and
(iv) the Agent's receipt of counterparts of this Nineteenth Amendment duly executed by the Borrowers, the Guarantors, the Agent and the Required Banks.

      This Nineteenth Amendment shall be dated as of and shall be effective as of the date and year first above written subject to satisfaction of all conditions precedent to effectiveness as set forth in this Section 5, which date shall be the Nineteenth Amendment Effective Date.

      6. Consent of Required Banks, Approval of Increase in Revolving Credit Commitments.

            Pursuant to Section 11.01 of the Credit Agreement, this Nineteenth Amendment shall require the written consent of the Required Banks, which shall be evidenced by the Required Banks execution and delivery to the Agent of counterparts of this Nineteenth Amendment.

      7.    Full Force and Effect.

            Each of the following documents, as amended through and including this Nineteenth Amendment, shall remain in full force and effect on and after the date of this Amendment:

                  (a) the Credit Agreement, except as expressly modified and amended by this Nineteenth Amendment,

                  (b) each of the Schedules attached to the Credit Agreement;

                  (c) each of the Exhibits attached to the Credit Agreement; and

            the Notes, the Guaranty Agreements, the Pledge Agreements, the Agent's Fee Letter as modified by a fee letter dated this date, the Subordination Agreement (Intercompany), the Borrower Agency Agreement and all other Loan Documents.

            On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder" or words of like import shall mean and be a reference to the Credit Agreement, as previously amended and as amended by this Nineteenth Amendment, and each reference in each other Loan Document to the "Credit Agreement" shall mean and be a reference to the Credit Agreement, as previously amended and as amended by this Nineteenth Amendment. No novation is intended by this Nineteenth Amendment.

            The parties hereto do not amend or waive any provisions of the Credit Agreement or the other Loan Documents except as expressly set forth herein.

      8.    Counterparts.

            This Nineteenth Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all of such counterparts shall together constitute one and the same instrument.

      9.    Governing Law.

            This Nineteenth Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

            [SIGNATURES BEGIN ON NEXT PAGE]


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
                [Signature Page 1 of 19 to Nineteenth Amendment]

      IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

                                    BORROWERS AND GUARANTORS:

ATTEST: NOVACARE, INC., a Delaware corporation, and each of the BORROWERS and GUARANTORS listed on Schedule A attached hereto

By: /s/ Richard S. Binstein             By: /s/ Richard A. McDonald
    ------------------------------          ------------------------------
    Richard S. Binstein, Secretary          Richard A. McDonald, the Vice
                                            President of each Borrower and
                                            Guarantor listed on Schedule A
                                            attached hereto which is a
                                            corporation and of each general
                                            partner of each Guarantor listed on
                                            Schedule A attached hereto which is
                                            a partnership

   [Seal]

ATTEST: NOVAFUNDS, INC., a Delaware corporation, and each of the Guarantors listed on Schedule B attached hereto

By: /s/ Andrew T. Panaccione            By: /s/ Robert C. Campbell
    ------------------------------          ------------------------------
    Andrew T. Panaccione, Secretary         Robert C. Campbell, the Vice
                                            President of each Borrower and
                                            Guarantor listed on Schedule B
                                            attached hereto

[Seal]

                [Signature Page 2 of 19 to Nineteenth Amendment]



                                  AGENT:

                                    PNC BANK, NATIONAL ASSOCIATION, as Agent


                                    By: /s/ Roland Taub
                                    Title:  SVP



                                  BANKS:

                                    PNC BANK, NATIONAL ASSOCIATION


                                    By: /s/ Roland Taub
                                    Title:  SVP

                [Signature Page 3 of 19 to Nineteenth Amendment]


                                    FIRST UNION NATIONAL BANK

                                    By: /s/ Elizabeth D. Morris
                                    Name:   Elizabeth D. Morris
                                    Title:  Vice President

                [Signature Page 4 of 19 to Nineteenth Amendment]


                                    FLEET NATIONAL BANK

                                    By: /s/ Maryann S. Smith
                                    Name:   MARYANN S. SMITH
                                    Title:  VICE PRESIDENT

                [Signature Page 5 of 19 to Nineteenth Amendment]


                                MELLON BANK, N.A.

                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________

                                    [SIGNATURE PAGE NOT EXECUTED BY BANK]

                [Signature Page 6 of 19 to Nineteenth Amendment]


                                NATIONSBANK, N.A.


                                    By: /s/ Kevin Wagley
                                    Name:   KEVIN WAGLEY
                                    Title:  VICE PRESIDENT

                [Signature Page 7 of 19 to Nineteenth Amendment]


                                    THE BANK OF NEW YORK


                                    By: /s/ Peter H. Abdill
                                    Name:   Peter H. Abdill
                                    Title:  Vice President

                [Signature Page 8 of 19 to Nineteenth Amendment]


                                    SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                                    By: /s/ Cynthia D. Eggers
                                    Name:   Cynthia D. Eggers
                                    Title:  Vice President

                [Signature Page 9 of 19 to Nineteenth Amendment]


                                    BANK ONE, KENTUCKY, NA


                                    By: /s/ Patricia S. Carpin
                                    Name:   Patricia S. Carpin
                                    Title:  Vice President

                [Signature Page 10 of 19 to Nineteenth Amendment]


                                    THE FUJI BANK, LIMITED
                                    NEW YORK BRANCH


                                    By: /s/ Teiji Teramoto
                                    Name:   Teiji Teramoto
                                    Title:  Vice President and Manager

                [Signature Page 11 of 19 to Nineteenth Amendment]


                                  CRESTAR BANK


                                    By: /s/ Leesa McShane
                                    Name:   Leesa McShane
                                    Title:  VP

                [Signature Page 12 of 19 to Nineteenth Amendment]


                                    BANK OF TOKYO - MITSUBISHI TRUST COMPANY


                                    By: /s/ Douglas J. Weir
                                    Name:   Douglas J. Weir
                                    Title:  Vice President

                [Signature Page 13 of 19 to Nineteenth Amendment]


                                  AMSOUTH BANK


                                    By: /s/ J. Ken DiFatta
                                    Name:   J. KEN DiFATTA
                                    Title:  ASSISTANT VICE PRESIDENT

                [Signature Page 14 of 19 to Nineteenth Amendment]


                                    BANK OF AMERICA NT & SA


                                    By: /s/ Kevin Wagley
                                    Name:   KEVIN WAGLEY
                                    Title:  VICE PRESIDENT

                [Signature Page 15 of 19 to Nineteenth Amendment]


                                  COMERICA BANK


                                    By: /s/ Kimberly S. Reich
                                    Name:   KIMBERLY S. REICH
                                    Title:  VICE PRESIDENT

                [Signature Page 16 of 19 to Nineteenth Amendment]


                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By: /s/ Henry Reukauf
                                    Name:   Henry Reukauf
                                    Title:  Vice President

                 [Signature Page 17 of 19 to Nineteenth Amendment]


                                    COOPERATIEVE CENTRALE RAIFFEISEN-
                                    BOERENLEENBANK B.A., "RABOBANK NEDERLAND",
                                    NEW YORK BRANCH


                                    By: /s/ Ellen Polensky
                                    Name:   Ellen Polensky
                                    Title:  Vice President


                                    By: /s/ Robet S. Bucklin
                                    Name:   Robert S. Bucklin
                                    Title:  Chief Corporate Banking Officer

                [Signature Page 18 of 19 to Nineteenth Amendment]


                                    THE TOKAI BANK, LIMITED NEW YORK BRANCH


                                    By: /s/ Shinichi Nakatani
                                    Name:   Shinichi Nakatani
                                    Title:  Assistant General Manager

                [Signature Page 19 of 19 to Nineteenth Amendment]


                                    TORONTO DOMINION (TEXAS), INC.


                                    By: /s/ Jimmy Simlen
                                    Name:   Jimmy Simlen
                                    Title:  Vice President

STATE OF GEORGIA

COUNTY OF FULTON


      On the 31st day of March, 1999 personally appeared Cynthia D. Eggers, as the Vice President of SunTrust Bank, Central Florida, National Association, and before me executed the attached Nineteenth Amendment dated as of March 31, 1999 to the Credit Agreement between NovaCare, Inc., with SunTrust Bank, Central Florida, National Association, as Lender.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.

                  /s/ Christine B. Alford
                  -------------------------------------------------------------
                  Signature of Notary Public, State of Georgia
                                                      -------------------------

                  /s/ Christine B. Alford
                  -------------------------------------------------------------
                  (Print, Type or Stamp Commissioned Name of Notary Public) Personally known X; OR Produced Identification
                                  ---                             -------------
                  Type of identification produced:
                                                  -----------------------------
                  -------------------------------------------------------------

                       Notary Public, DeKalb county, Georgia
                       My Commission Expires June 29, 2001

                                   SCHEDULE A


                                                                                BORROWER ("B")/
                          ENTITY                                                GUARANTOR ("G")
                          ------                                                ---------------
NovaCare, Inc. (a Delaware corporation)                                                B
NovaCare, Inc. (a Pennsylvania corporation)                                            B
RehabClinics, Inc.                                                                     B
Rehab Managed Care of Arizona, Inc.                                                    B
A.D. Craig Company                                                                     G
Advanced Orthopedic Technologies, Inc. (a Nevada corporation)                          G
Advanced Orthopedic Technologies, Inc. (a New York corporation)                        G
Advance Orthotics, Inc.                                                                G
Advanced Orthotics and Prosthetics, Inc.                                               G
Advanced Orthopedic Systems, Inc.                                                      G
Advanced Orthopedic Technologies (Clayton), Inc.                                       G
Advanced Orthopedic Technologies (Lett), Inc.                                          G
Advanced Orthopedic Technologies (New Jersey), Inc.                                    G
Advanced Orthopedic Technologies (New Mexico), Inc.                                    G
Advanced Orthopedic Technologies (New York), Inc.                                      G
Advanced Orthopedic Technologies (OTI), Inc.                                           G
Advanced Orthopedic Technologies (Parmeco), Inc.                                       G
Advanced Orthopedic Technologies (SFV), Inc.                                           G
Advanced Orthopedic Technologies (Virginia), Inc.                                      G
Advanced Orthopedic Technologies (West Virginia), Inc.                                 G
Advanced Orthopedic Technologies Management Corp.                                      G
Affiliated Physical Therapists, Ltd.                                                   G
American Rehabilitation Center, Inc.                                                   G
American Rehabilitation Clinic, Inc.                                                   G
American Rehabilitation Systems, Inc.                                                  G
Artificial Limb and Brace Center                                                       G
Athens Sports Medicine Clinic, Inc.                                                    G
Ather Sports Injury Clinic, Inc.                                                       G
Atlanta Prosthetics, Inc.                                                              G
Atlantic Health Group, Inc.                                                            G

                                                                                BORROWER ("B")/
                          ENTITY                                                GUARANTOR ("G")
                          ------                                                ---------------
Atlantic Rehabilitation Services, Inc.                                                 G
Boca Rehab Agency, Inc.                                                                G
Bowman-Shelton Orthopedic Service, Incorporated                                        G
Buendel Physical Therapy, Inc.                                                         G
C.E.R. - West, Inc.                                                                    G
Cahill Orthopedic Laboratory, Inc.                                                     G
Cannon & Associates, Inc.                                                              G
Cenla Physical Therapy & Rehabilitation Agency, Inc.                                   G
Center for Evaluation & Rehabilitation, Inc.                                           G
Center for Physical Therapy and Sports Rehabilitation, Inc.                            G
CenterTherapy, Inc.                                                                    G
Certified Orthopedic Appliance Co., Inc.                                               G
Central Missouri Rehabilitation Services, Inc.                                         G
Central Missouri Therapy, Inc.                                                         G
Central Valley Prosthetics & Orthotics, Inc.                                           G
Champion Physical Therapy, Inc.                                                        G
CMC Center Corporation                                                                 G
Coplin Physical Therapy Associates, Inc.                                               G
Crowley Physical Therapy Clinic, Inc.                                                  G
Dale Clark Prosthetics, Inc.                                                           G
Douglas Avery and Associates, Ltd.                                                     G
Douglas C. Claussen, R.P.T., Physical Therapy, Inc.                                    G
E.A. Warnick-Pomeroy Co., Inc.                                                         G
Elk County Physical Therapy, Inc.                                                      G
Fine, Bryant & Wah, Inc.                                                               G
Francis Naselli, Jr. & Stewart Rich Physical Therapists, Inc.                          G
Frank J. Malone & Son, Inc.                                                            G
Fresno Orthopedic Company                                                              G
Gallery Physical Therapy Center, Inc.                                                  G
Georgia Health Group, Inc.                                                             G
Georgia Physical Therapy of West Georgia, Inc.                                         G
Georgia Physical Therapy, Inc.                                                         G
Greater Sacramento Physical Therapy Associates, Inc.                                   G

                                                                                BORROWER ("B")/
                          ENTITY                                                GUARANTOR ("G")
                          ------                                                ---------------
Grove City Physical Therapy and Sports Medicine, Inc.                                  G
Gulf Breeze Physical Therapy, Inc.                                                     G
Gulf Coast Hand Specialists, Inc.                                                      G
Hand Therapy and Rehabilitation Associates, Inc.                                       G
Hand Therapy Associates, Inc.                                                          G
Hangtown Physical Therapy, Inc.                                                        G
Hawley Physical Therapy, Inc.                                                          G
Heartland Rehabilitation, Inc.                                                         G
High Desert Institute of Prosthetics & Orthotics                                       G
Human Performance and Fitness, Inc.                                                    G
Indianapolis Physical Therapy and Sports Medicine, Inc.                                G
Industrial Health Care Company, Inc.                                                   G
J.E. Hanger, Incorporated                                                              G
JOYNER SPORTS SCIENCE INSTITUTE, Inc.                                                  G
JOYNER SPORTSMEDICINE INSTITUTE, INC.                                                  G
Kentucky Rehabilitation Services, Inc.                                                 G
Kesinger Physical Therapy, Inc.                                                        G
Kroll's, Inc.                                                                          G
Lynn M. Carlson, Inc.                                                                  G
McKinney Prosthetics/Orthotics, Inc.                                                   G
Mark Butler Physical Therapy Center, Inc.                                              G
Meadowbrook Orthopedics, Inc.                                                          G
Medical Arts O&P Services, Inc.                                                        G
Medical Plaza Physical Therapy, Inc.                                                   G
Metro Rehabilitation Services, Inc.                                                    G
Michigan Therapy Centre, Inc.                                                          G
MidAtlantic Health Group, Inc.                                                         G
Mill River Management, Inc.                                                            G
Mitchell Tannenbaum I, Inc.                                                            G
Mitchell Tannenbaum II, Inc.                                                           G
Mitchell Tannenbaum III, Inc.                                                          G
Monmouth Rehabilitation, Inc.                                                          G
New England Health Group, Inc.                                                         G

                                                                                BORROWER ("B")/
                          ENTITY                                                GUARANTOR ("G")
                          ------                                                ---------------
New Mexico Physical Therapists, Inc.                                                   G
Northland Regional Orthotic and Prosthetic Center, Inc.                                G
Northside Physical Therapy, Inc.                                                       G
NovaCare (Arizona), Inc.                                                               G
NovaCare (Colorado), Inc.                                                              G
NovaCare (Texas), Inc.                                                                 G
NovaCare Management Company, Inc.                                                      G
NovaCare Management Services, Inc.                                                     G
NovaCare Northside Therapy, Inc.                                                       G
NovaCare Occupational Health Services, Inc.                                            G
NovaCare Orthotics & Prosthetics East, Inc.                                            G
NovaCare Orthotics & Prosthetics Holdings, Inc.                                        G
NovaCare Orthotics & Prosthetics West, Inc.                                            G
NovaCare Orthotics & Prosthetics, Inc.                                                 G
NovaCare Outpatient Rehabilitation East, Inc.                                          G
NovaCare Outpatient Rehabilitation I, Inc.                                             G
NovaCare Outpatient Rehabilitation West, Inc.                                          G
NovaCare Outpatient Rehabilitation, Inc.                                               G
NovaCare Rehab Agency of Alabama, Inc.                                                 G
NovaCare Rehab Agency of Arkansas, Inc.                                                G
NovaCare Rehab Agency of Florida, Inc.                                                 G
NovaCare Rehab Agency of Georgia, Inc.                                                 G
NovaCare Rehab Agency of Illinois, Inc.                                                G
NovaCare Rehab Agency of Kansas, Inc.                                                  G
NovaCare Rehab Agency of Lubbock, Inc.                                                 G
NovaCare Rehab Agency of Michigan, Inc.                                                G
NovaCare Rehab Agency of Missouri, Inc.                                                G
NovaCare Rehab Agency of New Jersey, Inc.                                              G
NovaCare Rehab Agency of North Carolina, Inc.                                          G
NovaCare Rehab Agency of Northern California, Inc.                                     G
NovaCare Rehab Agency of Ohio, Inc.                                                    G
NovaCare Rehab Agency of Oklahoma, Inc.                                                G
NovaCare Rehab Agency of Oregon, Inc.                                                  G

                                                                                BORROWER ("B")/
                          ENTITY                                                GUARANTOR ("G")
                          ------                                                ---------------
NovaCare Rehab Agency of Pennsylvania, Inc.                                            G
NovaCare Rehab Agency of Reno, Inc.                                                    G
NovaCare Rehab Agency of San Antonio, Inc.                                             G
NovaCare Rehab Agency of San Diego, Inc.                                               G
NovaCare Rehab Agency of South Carolina, Inc.                                          G
NovaCare Rehab Agency of Southern California, Inc.                                     G
NovaCare Rehab Agency of Tennessee, Inc.                                               G
NovaCare Rehab Agency of Virginia, Inc.                                                G
NovaCare Rehab Agency of Washington, Inc.                                              G
NovaCare Rehab Agency of Wyoming, Inc.                                                 G
NovaCare Rehabilitation Agency of Wisconsin, Inc.                                      G
NovaCare Rehabilitation, Inc.                                                          G
NovaCare Service Corp.                                                                 G
Opus Care, Inc.                                                                        G
Ortho East, Inc.                                                                       G
Ortho Rehab Associates, Inc.                                                           G
Ortho-Fab Laboratories, Inc.                                                           G
Orthopedic Appliances, Inc.                                                            G
Orthopedic and Sports Physical Therapy of Cupertino, Inc.                              G
Orthopedic Rehabilitative Services, Ltd.                                               G
Orthotic & Prosthetic Rehabilitation Technologies, Inc.                                G
Orthotic and Prosthetic Associates, Inc.                                               G
Orthotic Specialists, Inc.                                                             G
Peter Trailov R.P.T. Physical Therapy Clinic, Orthopaedic                              G
Rehabilitation & Sports Medicine, Ltd.
Peters, Starkey & Todrank Physical Therapy Corporation                                 G
Physical Focus Inc.                                                                    G
Physical Rehabilitation Partners, Inc.                                                 G
Physical Restoration Laboratories, Inc.                                                G
Physical Therapy Clinic of Lee's Summit, Inc.                                          G
Physical Therapy Enterprises, Inc.                                                     G
Physical Therapy Institute, Inc.                                                       G
Physical Therapy Services of the Jersey Cape, Inc.                                     G
Pro Active Therapy, Inc.                                                               G

                                                                                BORROWER ("B")/
                          ENTITY                                                GUARANTOR ("G")
                          ------                                                ---------------
Professional Orthotics and Prosthetics, Inc.                                           G
Professional Orthotics and Prosthetics, Inc. of Santa Fe                               G
Professional Therapeutic Services, Inc.                                                G
Progressive Orthopedic                                                                 G
Prosthetics-Orthotics Associates, Inc.                                                 G
Protech Orthotic and Prosthetic Center, Inc.                                           G
Quad City Management, Inc.                                                             G
RCI (Colorado), Inc.                                                                   G
RCI (Exertec), Inc.                                                                    G
RCI (Illinois), Inc.                                                                   G
RCI (Michigan), Inc.                                                                   G
RCI (S.P.O.R.T.), Inc.                                                                 G
RCI (WRS), Inc.                                                                        G
RCI Nevada, Inc.                                                                       G
Rebound Oklahoma, Inc.                                                                 G
Redwood Pacific Therapies, Inc.                                                        G
Rehab Provider Network of Florida, Inc.                                                G
Rehab Provider Network - New Jersey, Inc.                                              G
Rehab Provider Network - California, Inc.                                              G
Rehab Provider Network - Delaware, Inc.                                                G
Rehab Provider Network - Georgia, Inc.                                                 G
Rehab Provider Network - Illinois, Inc.                                                G
Rehab Provider Network - Indiana, Inc.                                                 G
Rehab Provider Network - Maryland, Inc.                                                G
Rehab Provider Network - Michigan, Inc.                                                G
Rehab Provider Network - Ohio, Inc.                                                    G
Rehab Provider Network - Oklahoma, Inc.                                                G
Rehab Provider Network - Virginia, Inc.                                                G
Rehab Provider Network - Washington, D.C., Inc.                                        G
Rehab Provider Network - Pennsylvania, Inc.                                            G
Rehab Provider Network of Colorado, Inc.                                               G
Rehab Provider Network of Nevada, Inc.                                                 G
Rehab Provider Network of New Mexico, Inc.                                             G

                                                                                BORROWER ("B")/
                          ENTITY                                                GUARANTOR ("G")
                          ------                                                ---------------
Rehab Provider Network of North Carolina, Inc.                                         G
Rehab Provider Network of Texas, Inc.                                                  G
Rehab Provider Network of Wisconsin, Inc.                                              G
Rehab World, Inc.                                                                      G
Rehab/Work Hardening Management Associates, Ltd.                                       G
RehabClinics (COAST), Inc.                                                             G
RehabClinics (GALAXY), Inc.                                                            G
RehabClinics (New Jersey), Inc.                                                        G
RehabClinics (PTA), Inc.                                                               G
RehabClinics (SPT), Inc.                                                               G
RehabClinics Abilene, Inc.                                                             G
RehabClinics Dallas, Inc.                                                              G
RehabClinics Pennsylvania, Inc.                                                        G
Rehabilitation Fabrication, Inc.                                                       G
Rehabilitation Management, Inc.                                                        G
Reid Medical Systems, Inc.                                                             G
Robert M. Bacci, R.P.T. Physical Therapy, Inc.                                         G
Robin Aids Prosthetics, Inc.                                                           G
S.T.A.R.T., Inc.                                                                       G
Salem Orthopedic & Prosthetic, Inc.                                                    G
San Joaquin Orthopedic, Inc.                                                           G
Scott G. Knoche, Inc.                                                                  G
SG Rehabilitation Agency, Inc.                                                         G
SG Speech Associates, Inc.                                                             G
Sierra Nevada Physical Therapy Corporation                                             G
South Jersey Physical Therapy Associates, Inc.                                         G
South Jersey Rehabilitation and Sports Medicine Center, Inc.                           G
Southern Illinois Prosthetic & Orthotic, Ltd.                                          G
Southern Illinois Prosthetic & Orthotic of Missouri, Ltd.                              G
Southpointe Fitness Center, Inc.                                                       G
Southwest Emergency Associates, Inc.                                                   G
Southwest Medical Supply Company                                                       G
Southwest Physical Therapy, Inc.                                                       G

                                                                                BORROWER ("B")/
                          ENTITY                                                GUARANTOR ("G")
                          ------                                                ---------------
Southwest Therapists, Inc.                                                             G
Sporthopedics Sports and Physical Therapy Centers, Inc.                                G
Sports Therapy and Arthritis Rehabilitation, Inc.                                      G
Star Physical Therapy Inc.                                                             G
Stephenson-Holtz, Inc.                                                                 G
T.D. Rehab Systems, Inc.                                                               G
Texoma Health Care Center, Inc.                                                        G
The Center for Physical Therapy and Rehabilitation, Inc.                               G
The Orthopedic Sports and Industrial Rehabilitation Network, Inc.                      G
Theodore Dashnaw Physical Therapy, Inc.                                                G
Treister, Inc.                                                                         G
Tucson Limb & Brace, Inc.                                                              G
Union Square Center for Rehabilitation & Sports Medicine, Inc.                         G
University Orthotic and Prosthetic Consultants, Ltd.                                   G
Valley Group Physical Therapists, Inc.                                                 G
Vanguard Rehabilitation, Inc.                                                          G
Wayzata Physical Therapy Center, Inc.                                                  G
West Side Physical Therapy, Inc.                                                       G
West Suburban Health Partners, Inc.                                                    G
Western Missouri Rehabilitation Services, Inc.                                         G
Western Rehab Services, Inc.                                                           G
Worker Rehabilitation Services, Inc.                                                   G
Yuma Rehabilitation Center, Inc.                                                       G
A.D. Craig (A.D. Craig Company is general partner)                                     G
Advanced Orthopedic Services, Ltd. (RehabClinics Dallas,                               G
Inc. is general partner)
Craig Weymouth Enterprises (A.D. Craig Company is general                              G
partner)
Land Park Physical Therapy (Union Square Center for Rehabilitation                     G
& Sports Medicine, Inc. is general partner)
NovaPartners (IND), LP (NovaCare, Inc. (a Pennsylvania                                 G
corporation) is general partner)

                                   SCHEDULE B


                                                                 BORROWER ("B")/
                        ENTITY                                   GUARANTOR ("G")
                        ------                                   ---------------
NovaFunds, Inc.                                                         B
NC Cash Management, Inc.                                                G
NC Resources, Inc.                                                      G
NovaMark, Inc.                                                          G
NovaStock, Inc.                                                         G

                               SCHEDULE 8.02(i)(v)
                   Restricted Investments in Excluded Entities


                Name of                          Restricted Investment
            Excluded Entity                        as of March 25,1999
            ---------------                        -------------------

                                    EXHIBIT I

                   AMENDMENT FEES TO BANKS APPROVING AMENDMENT


                      Bank                                        Amendment Fee*
                      ----                                        --------------
PNC Bank, National Association                                       $ 60,000

First Union National Bank                                            $ 46,500

Fleet  National Bank                                                 $ 46,500

Mellon Bank, N.A                                                     $ 46,500

NationsBank, N.A                                                     $ 46,500

Bank One, Kentucky, NA                                               $ 34,125

Credit Lyonnais New York Branch                                      $ 34,125

Cooperatieve Centrale Raiffeisen-Boerenleenbank                      $ 34,125
B.A., "Rabobank Nederland", New York Branch

Toronto Dominion (Texas), Inc.                                       $ 34,125

The Bank of New York                                                 $ 30,000

SunTrust Bank, Central Florida, N.A                                  $ 30,000

AmSouth Bank                                                         $ 22,500

Bank of America NT & SA                                              $ 22,500

Bank of Tokyo - Mitsubishi Trust Company                             $ 22,500

Comerica Bank                                                        $ 22,500

Crestar Bank                                                         $ 22,500

The Fuji Bank, Limited New York Branch                               $ 22,500

The Tokai Bank, Limited New York Branch                              $ 22,500

* fee paid only to banks approving the Amendment